Exhibit 10.22


                  LOEWS CINEPLEX ENTERTAINMENT CORPORATION

                         8 7/8% SENIOR SUBORDINATED
                               NOTES DUE 2008

                              ----------------

                                AMENDMENT TO
                             PURCHASE AGREEMENT


                                                             August 4, 1998

Goldman, Sachs & Co.,
BT Alex. Brown Incorporated,
Credit Suisse First Boston Corporation,
Salomon Brothers Inc,
c/o Goldman, Sachs & Co.,
85 Broad Street,
New York, New York 10004.

Ladies and Gentlemen:

     Loews Cineplex Entertainment Corporation, a Delaware corporation (the "Company"), and the Initial Purchasers named in Schedule I hereto (the "Initial Purchasers") have entered into that certain Purchase Agreement, dated as of July 31, 1998 (the "Purchase Agreement"), pursuant to which the Company proposes, subject to the terms and conditions stated therein, to issue and sell to the Initial Purchasers an aggregate of $300,000,000 principal amount of the Senior Subordinated Notes of the Company specified above (the "Securities"). The Company and the Initial Purchasers hereby agree to amend the Purchase Agreement as provided below.

     1. Schedule I to the Purchase Agreement is hereby amended and restated in its entirety as set forth in Schedule I hereto. The Purchase Agreement shall otherwise remain unchanged.

     2. This Amendment to Purchase Agreement may be executed by any one or more of the parties hereto in any number of counterparts, each of which shall be deemed to be an original, but all such respective counterparts shall together constitute one and the same instrument.

     If the foregoing is in accordance with your understanding, please sign and return to us one for the Company and each of the Initial Purchasers plus one for each counsel counterparts hereof, and upon the acceptance hereof by you, on behalf of each of the Initial Purchasers, this letter and such acceptance hereof shall constitute a binding agreement between each of the Initial Purchasers and the Company. It is understood that your acceptance of this Amendment to Purchase Agreement on behalf of each of the Initial Purchasers is pursuant to the authority set forth in a form of Agreement among Initial Purchasers, the form of which shall be submitted to the Company for examination upon request, but without warranty on your part as to the authority of the signers thereof.


                                          Very truly yours,

                                          LOEWS CINEPLEX
                                          ENTERTAINMENT CORPORATION

                                          By: /s/ John C. McBride, Jr.
                                             ------------------------------
                                              Name: John C. McBride, Jr.
                                              Title: Senior Vice President
                                                     and General Counsel

Accepted as of the date hereof:

Goldman, Sachs & Co.,
BT Alex. Brown Incorporated,
Credit Suisse First Boston Corporation,
Salomon Brothers Inc

By: /s/ Goldman, Sachs & Co.
   -------------------------------
      (Goldman, Sachs & Co.)

                                 SCHEDULE I

                                                          PRINCIPAL
                                                          AMOUNT OF
                                                          SECURITIES
                                                            TO BE
                          INITIAL PURCHASER               PURCHASED
                          -----------------               ---------

Goldman, Sachs & Co..................................   $150,000,000.00
BT Alex. Brown Incorporated..........................     50,000,000.00
Credit Suisse First Boston Corporation...............     50,000,000.00
Salomon Brothers Inc.................................     50,000,000.00



                         Total.......................   $300,000,000.00
                                                        ===============